The Dreyfus Fund
Incorporated



SEMIANNUAL REPORT June 30, 2002




The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

            Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Fund Performance

                             6   Statement of Investments

                            13   Statement of Financial Futures

                            14   Statement of Assets and Liabilities

                            15   Statement of Operations

                            16   Statement of Changes in Net Assets

                            17   Financial Highlights

                            18   Notes to Financial Statements

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                               The Dreyfus Fund
                                                                   Incorporated

LETTER FROM THE CHAIRMAN

Dear Shareholder:

We present this semiannual report for The Dreyfus Fund Incorporated, covering the six-month period from January 1, 2002 through June 30, 2002. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio managers, Douglas D. Ramos, CFA, and Hilary R. Woods, CFA.

The U.S. stock market confronted a number of formidable challenges during the first half of 2002. In addition to lackluster corporate earnings and the ongoing war on terrorism, investors have recently contended with questions regarding the accuracy of certain companies' financial statements. These and other influences drove the Standard & Poor's 500 Composite Stock Price Index, a widely accepted benchmark of domestic large-cap stock performance, down during the first six months of the year.

Nonetheless, we are generally optimistic about the future. The economy has begun to recover, showing signs of sustained growth that should have a positive effect on corporate earnings. Recent market declines may have created attractive values in some stocks. At the same time, we believe that today's accounting scandals will likely lead to higher standards and stronger oversight of corporate behavior, which should give investors greater confidence in the future.

During turbulent times like these it is important to have an investment horizon that is measured in years, not weeks or months. Remember that over the long term, stocks have historically produced higher returns than other types of investments. For investors with a long-term perspective, stocks should continue to provide considerable potential for growth.

As always, we urge you to talk with your financial advisor if you have questions or concerns about the markets or your investment portfolio. For our part, we at The Dreyfus Corporation are ready to serve you with a full range of investment alternatives and experienced teams of portfolio managers.

Thank you for your continued confidence and support.

Sincerely,


Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation
July 15, 2002




DISCUSSION OF FUND PERFORMANCE

Douglas D. Ramos, CFA, and Hilary R. Woods, CFA, Portfolio Managers

How did The Dreyfus Fund Incorporated perform relative to its benchmark?

For the six-month period ended June 30, 2002, the fund's total return was -11.57% .(1) For the same period, the total return of the Standard & Poor's 500 Composite Stock Price Index ("S&P 500 Index"), the portfolio's benchmark, was -13.15%.(2)

We attribute the fund's negative overall performance to a variety of political and economic developments, which created an unfavorable environment for most stocks. The fund succeeded in producing higher returns than those of its benchmark on the strength of relatively good individual stock selections, particularly among the telecommunications services, health care and industrial areas.

What is the fund's investment approach?

The fund seeks long-term capital growth consistent with the preservation of capital. Current income is a secondary goal. To pursue these goals, the fund primarily invests in common stocks issued by U.S. companies, including to a limited degree, those issued in initial public offerings. The fund may invest up to 20% of its assets in foreign securities.

In choosing stocks, the fund employs a "bottom-up" approach, primarily focusing on large-capitalization companies with strong positions in their industries and a catalyst that can trigger a price increase (such as corporate restructuring or a change in management) . The portfolio managers use fundamental analysis to create a broadly diversified core portfolio comprised of growth stocks, value stocks and stocks that exhibit characteristics of both investment styles. The managers select stocks based on:

*    VALUE, or how a stock is priced relative to its perceived intrinsic worth;

*    GROWTH, in this case the sustainability or growth of earnings or cash flow;
     and

*    FINANCIAL PROFILE, which measures the financial health of the company.

                                                                        The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

The fund typically sells a security when the portfolio managers believe that there has been a negative change in the fundamental factors surrounding the company, the company has become fully valued, the company has lost favor in the current market or economic environment, or a more attractive opportunity has been identified.

The fund may, but is not required to, use derivatives, such as futures and options, as a substitute for taking a position in an underlying asset, to increase returns or as a part of a hedging strategy. The fund may also engage in short-selling, typically for hedging purposes, such as to limit exposure to a possible market decline in the value of its portfolio securities.

What other factors influenced the fund's performance?

After  more  than  a  year  of  slowing growth, the U.S. economy showed signs of gradual recovery during the reporting period. However, most stock prices declined in the face of developments that sharply undermined investor confidence. In particular, investors were surprised by revelations of
accounting-related   financial   difficulties   at   several   prominent   U.S.
corporations. Concerns regarding the reliability of corporate financial statements, uncertainties arising from the war on terrorism, conflict in the Middle East, and the unexpected slow pace of economic recovery drove stock prices lower in seven out of the 10 industry sectors comprising the fund and the S&P 500 Index.

Technology and telecommunications services stocks suffered the steepest losses, primarily because of overcapacity and low levels of corporate capital spending. Although technology declines hurt the fund and its benchmark to roughly the same degree, the fund limited its telecommunications services losses by largely avoiding the hard-hit wireless industry, as well as several other notably weak communications services providers. Similarly, in health care, the fund gained ground on its benchmark by avoiding most investments in companies that manufacture and sell brand-name pharmaceuticals, an area that suffered due to expiring patents and weak product pipelines. Instead, the fund focused on profitable health care services companies such as WellPoint Health Networks and HCA, and generic drug producers such as Teva Pharmaceutical Industries. The fund
also    sustained    lighter

losses than the benchmark among industrial companies, because we allocated a relatively high percentage of assets to investments in aerospace and defense contractors such as Raytheon.

The market's relatively few gains were concentrated primarily in defensive, value-oriented areas. In particular, basic materials companies benefited from gradually rising levels of industrial demand. The fund generally matched the benchmark's rise in this area, benefiting from strong performance in paper producers such as International Paper and Weyerhaeuser, as well as gold mining concerns such as Barrick Gold. Among consumer staples, investments in beverage companies such as Coca-Cola and Anheuser-Busch Cos. helped to boost the fund's returns.

What is the fund's current strategy?

As of the end of the reporting period, we see growing investment opportunities in today's equity markets. Although recent developments have undermined stock prices, economic fundamentals appear promising, and recent declines have led to what we believe are increasingly attractive valuations in several areas. Specifically, we have emphasized investments in strongly positioned basic materials companies, which we believe are likely to benefit from rising levels of industrial production and constrained production. We have de-emphasized the consumer cyclicals area, which is burdened by relatively high valuations and the potential for weakening consumer confidence.

We believe that, in the current environment, investor confidence remains a key factor determining market performance, with corporate governance issues of particular importance to most investors. We evaluate the financial fundamentals and accounting practices of every company we consider for investment as we build the fund one company and one investment at a time.

July 15, 2002

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

(2) SOURCE: LIPPER INC. -- REFLECTS REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE STANDARD & POOR'S 500 COMPOSITE STOCK PRICE INDEX IS A WIDELY ACCEPTED, UNMANAGED INDEX OF U.S. STOCK MARKET PERFORMANCE.

                                                             The Fund

STATEMENT OF INVESTMENTS

June 30, 2002 (Unaudited)

COMMON STOCKS--93.3%                                                                            Shares                 Value($)
--------------------------------------------------------------------------------------------------------------------------------

COMMERCIAL SERVICES--.9%

Lamar Advertising                                                                               225,000  (a)           8,372,250

McGraw-Hill Cos.                                                                                 85,000                5,074,500

                                                                                                                      13,446,750

CONSUMER DURABLES--.8%

Ford Motor                                                                                      225,000                3,600,000

General Motors                                                                                   75,000                4,008,750

Newell Rubbermaid                                                                               165,000                5,784,900

                                                                                                                      13,393,650

CONSUMER NON-DURABLES--9.1%

Anheuser-Busch Cos.                                                                             164,000                8,200,000

Coca-Cola                                                                                       525,000               29,400,000

Colgate-Palmolive                                                                               160,000                8,008,000

General Mills                                                                                   200,000                8,816,000

Gillette                                                                                        450,000               15,241,500

Kimberly-Clark                                                                                  145,000                8,990,000

Kraft Foods                                                                                     280,000               11,466,000

NIKE, Cl. B                                                                                      45,000                2,414,250

PepsiCo                                                                                         165,000                7,953,000

Philip Morris Cos.                                                                              425,000               18,564,000

Procter & Gamble                                                                                235,000               20,985,500

Unilever, ADR                                                                                    65,000                4,212,000

                                                                                                                     144,250,250

CONSUMER SERVICES--2.7%

Carnival                                                                                        150,000                4,153,500

Clear Channel Communications                                                                    200,000  (a)           6,404,000

Comcast, Cl. A                                                                                  192,700  (a,b)         4,514,961

McDonald's                                                                                      400,000               11,380,000

Starwood Hotels & Resorts Worldwide                                                              75,000                2,466,750

Viacom, Cl. B                                                                                   313,310  (a)          13,901,564

                                                                                                                      42,820,775

ELECTRONIC TECHNOLOGY--11.5%

Altera                                                                                          261,600  (a)           3,557,760

Applied Materials                                                                               294,000  (a)           5,591,880

Boeing                                                                                          200,000                9,000,000

Cisco Systems                                                                                 1,124,003               15,679,842

Dell Computer                                                                                   637,000  (a)          16,651,180

EMC                                                                                             381,700  (a)           2,881,835


COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

ELECTRONIC TECHNOLOGY (CONTINUED)

Emulex                                                                                          118,700  (a)           2,671,937

Hewlett-Packard                                                                                 623,645                9,529,296

Intel                                                                                         1,330,000               24,299,100

International Business Machines                                                                 302,000               21,744,000

Lam Research                                                                                    355,000  (a)           6,382,900

Micron Technology                                                                               500,000  (a,b)        10,110,000

Motorola                                                                                        668,000                9,632,560

Northrop Grumman                                                                                 40,000                5,000,000

Raytheon                                                                                        300,000               12,225,000

Sun Microsystems                                                                                588,800  (a)           2,949,887

Teradyne                                                                                        343,000  (a,b)         8,060,500

Texas Instruments                                                                               469,300               11,122,410

United Technologies                                                                              85,000                5,771,500

                                                                                                                     182,861,587

ENERGY MINERALS--7.0%

Anadarko Petroleum                                                                              170,000                8,381,000

ChevronTexaco                                                                                    45,000                3,982,500

Conoco                                                                                          375,000               10,425,000

Exxon Mobil                                                                                   1,300,000               53,196,000

Ocean Energy                                                                                    430,000                9,318,100

Phillips Petroleum                                                                              165,000                9,715,200

Royal Dutch Petroleum, ADR                                                                      275,000               15,199,250

                                                                                                                     110,217,050

FINANCE--18.0%

Allstate                                                                                        549,000               20,302,020

American Express                                                                                456,000               16,561,920

American International Group                                                                    564,886               38,542,172

Bank One                                                                                        275,000               10,582,000

Bank of America                                                                                 250,000               17,590,000

Bank of New York                                                                                225,000                7,593,750

Citigroup                                                                                       675,000               26,156,250

Federal Home Loan Mortgage                                                                      141,000                8,629,200

Federal National Mortgage Association                                                           173,000               12,758,750

Fifth Third Bancorp                                                                             150,000  (b)           9,997,500

FleetBoston Financial                                                                           250,000                8,087,500

GE Investment Private Placement I, L.P. (Units)                                                   1.366  (e)           1,000,000

Goldman Sachs Group                                                                              47,000                3,447,450

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
----------------------------------------------------------------------------------------------------------------------------------

FINANCE (CONTINUED)

Household International                                                                          83,000                4,125,100

J.P. Morgan Chase & Co.                                                                         220,000                7,462,400

MBNA                                                                                            250,000                8,267,500

Marsh & McLennan Cos.                                                                           102,000                9,853,200

Morgan Stanley                                                                                  339,000               14,604,120

PNC Financial Services Group                                                                    125,000                6,535,000

SLM                                                                                             131,600               12,752,040

Travelers Property Casualty, Cl. A                                                              491,000  (a)           8,690,700

U.S. Bancorp                                                                                    150,000                3,502,500

Wachovia                                                                                        100,000                3,818,000

Wells Fargo                                                                                     290,000               14,517,400

XL Capital, Cl. A                                                                               117,900                9,986,130

                                                                                                                     285,362,602

HEALTH SERVICES--3.3%

Express Scripts                                                                                  96,000  (a)           4,810,560

HCA                                                                                             439,800               20,890,500

Quest Diagnostics                                                                                36,700  (a)           3,158,035

WellPoint Health Networks                                                                       306,000  (a)          23,809,860

                                                                                                                      52,668,955

HEALTH TECHNOLOGY--9.5%

Abbott Laboratories                                                                             276,000               10,391,400

Amgen                                                                                           183,200  (a,b)         7,672,416

Bard (C.R.)                                                                                     103,000                5,827,740

Bristol-Myers Squibb                                                                            231,000                5,936,700

Galen Partners II, L.P. (Units)                                                                   2.020  (e)           1,766,619

Johnson & Johnson                                                                               543,000               28,377,180

Medtronic                                                                                       187,000                8,012,950

Merck & Co.                                                                                     156,000                7,899,840

Pfizer                                                                                        1,245,500               43,592,500

Pharmacia                                                                                       319,000               11,946,550

Teva Pharmaceutical Industries, ADR                                                             119,000                7,946,820

Wyeth                                                                                           229,000               11,724,800

                                                                                                                     151,095,515

INDUSTRIAL SERVICES--1.5%

Baker Hughes                                                                                    250,000                8,322,500

Nabors Industries                                                                               100,000  (a)           3,515,000

Schlumberger                                                                                    205,000                9,532,500


COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

INDUSTRIAL SERVICES (CONTINUED)

Waste Management                                                                                100,000                2,605,000

Yorktown Energy Partners, L.P. (Units)                                                              .26  (e)              56,365

                                                                                                                      24,031,365

METALS & MINING--.3%

BHP Billiton, ADR                                                                               450,000                5,310,000

NON-ENERGY MINERALS--1.9%

Alcan                                                                                           100,000                3,752,000

Alcoa                                                                                           205,000                6,795,750

Barrick Gold                                                                                    320,000                6,076,800

Phelps Dodge                                                                                     90,000                3,708,000

Weyerhaeuser                                                                                    150,000                9,577,500

                                                                                                                      29,910,050

PROCESS INDUSTRIES--2.6%

Air Products & Chemicals                                                                        200,000               10,094,000

Dow Chemical                                                                                    250,000                8,595,000

duPont (E.I.) deNemours                                                                         255,000               11,322,000

International Paper                                                                              90,000                3,922,200

PPG Industries                                                                                   75,000                4,642,500

Rohm & Haas                                                                                      60,000                2,429,400

                                                                                                                      41,005,100

PRODUCER MANUFACTURING--4.9%

3M                                                                                               70,000                8,610,000

Caterpillar                                                                                     100,000  (b)           4,895,000

Danaher                                                                                          75,000                4,976,250

Deere & Co.                                                                                      85,000                4,071,500

Dover                                                                                           175,000                6,125,000

Emerson Electric                                                                                 60,000                3,210,600

General Electric                                                                              1,150,000               33,407,500

Honeywell International                                                                         235,000                8,279,050

Illinois Tool Works                                                                              50,000                3,415,000

                                                                                                                      76,989,900

RETAIL TRADE--6.8%

Dollar Tree Stores                                                                              175,000  (a)           6,896,750

Gap                                                                                             300,000                4,260,000

Home Depot                                                                                      206,000                7,566,380

Lowe's Cos.                                                                                     100,000                4,540,000

May Department Stores                                                                            50,000                1,646,500

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

RETAIL TRADE (CONTINUED)

SK Equity Fund, L.P. (Units)                                                                      8.515  (e)          30,051,710

Safeway                                                                                         110,000  (a)           3,210,900

Sears, Roebuck & Co.                                                                            110,000                5,973,000

Staples                                                                                         215,000  (a)           4,235,500

Target                                                                                           75,000                2,857,500

Wal-Mart Stores                                                                                 550,000               30,255,500

Walgreen                                                                                        180,000                6,953,400

                                                                                                                     108,447,140

TECHNOLOGY SERVICES--6.4%

AOL Time Warner                                                                                 700,000  (a)          10,297,000

Accenture, Cl. A                                                                                436,600  (a,b)         8,295,400

Adobe Systems                                                                                   235,000                6,697,500

Anthem                                                                                           66,000  (a)           4,453,680

Electronic Data Systems                                                                          82,000                3,046,300

First Data                                                                                      214,000                7,960,800

Microsoft                                                                                       933,000  (a)          50,493,960

Oracle                                                                                        1,040,800  (a)           9,856,376

                                                                                                                     101,101,016

TRANSPORTATION--1.1%

CSX                                                                                             175,000                6,133,750

FedEx                                                                                            90,000                4,806,000

Norfolk Southern                                                                                166,000                3,881,080

Southwest Airlines                                                                              200,000                3,232,000

                                                                                                                      18,052,830

UTILITIES--5.0%

AT&T                                                                                            625,000                6,687,504

BellSouth                                                                                       346,400               10,911,600

Devon Energy                                                                                     60,000                2,956,800

Duke Energy                                                                                     260,800                8,110,880

Exelon                                                                                          128,000                6,694,400

Liberty Media                                                                                   638,000  (a)           6,061,000

SBC Communications                                                                              491,288               14,984,284

TXU                                                                                             173,000                8,918,150

Verizon Communications                                                                          329,100               13,213,365

                                                                                                                      78,537,983

TOTAL COMMON STOCKS

   (cost $1,369,522,664)                                                                                           1,479,502,518


                                                                                              Principal
   SHORT-TERM INVESTMENTS--7.2%                                                          Amount ($)/Shares                 Value($)
----------------------------------------------------------------------------------------------------------------------------------

REGULATED INVESTMENT COMPANIES--6.8%

Dreyfus Institutonal Cash Advantage Fund                                                     35,781,898  (c)          35,781,898

Dreyfus Institutonal Cash Advantage Plus Fund                                                35,781,898  (c)          35,781,898

Dreyfus Institutional Preferred Plus Money Market Fund                                       35,781,897  (c)          35,781,897

                                                                                                                     107,345,693

U.S. TREASURY BILLS--.4%

   1.76%, 7/5/2002                                                                            3,000,000  (d)           2,999,430

   1.72%, 8/29/2002                                                                           1,000,000  (d)             997,370

   1.68%, 9/12/2002                                                                           2,000,000  (d)           1,993,380

                                                                                                                       5,990,180

TOTAL SHORT-TERM INVESTMENTS

   (cost $113,335,474)                                                                                               113,335,873
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $1,482,858,138)                                                           100.5%           1,592,838,391

LIABILITIES, LESS CASH AND RECEIVABLES                                                              (.5%)             (8,371,864)

NET ASSETS                                                                                        100.0%           1,584,466,527

(A)  NON-INCOME PRODUCING

(B)  ALL OR A PORTION OF THESE  SECURITIES  ARE ON LOAN.  AT JUNE  30,2002,  THE
     TOTAL MARKET VALUE OF THE FUND'S  SECURITIES ON LOAN IS $6,378,362  AND THE
     TOTAL MARKET VALUE OF THE COLLATERAL HELD BY THE PORTFOLIO IS $6,639,550.

(C)  INVESTMENTS  IN AFFILIATED  MONEY MARKET FUNDS (SEE NOTE 3(C) IN THE FUND'S
     NOTES TO FINANCIAL STATEMENTS).

(D)  PARTIALLY HELD BY THE BROKER IN A SEGREGATED ACCOUNT AS COLLATERAL FOR OPEN
     FINANCIAL FUTURES POSITIONS.

(E)  SECURITIES  RESTRICTED  AS  TO  PUBLIC  RESALE.  INVESTMENT  IN  RESTRICTED
     SECURITIES WITH AN AGGREGATE MARKET VALUE OF $32,874,694  REPRESENTING 2.1%
     OF THE ASSETS (SEE BELOW).

                                                                        The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

                                                                                                      Net
                                                              Acquistion        Purchase           Assets
Issuer                                                              Date           Price ($)*          (%)         Valuation ($)**
------------------------------------------------------------------------------------------------------------------------------------

GE Investment Private Placement
     Partners I, L.P. (Units)                           5/28/91--9/13/95       3,215,664              .06       732,064 per unit

Galen Partners II, L.P. (Units)                          1/28/93--1/3/97         874,564              .11       874,564 per unit

SK Equity Fund, L.P. (Units)                           12/6/92--10/30/96         946,303             1.90     3,529,267 per unit

Yorktown Energy Partners, L.P.
     (Units)                                             3/5/91--9/15/95       1,362,713              .00       216,788 per unit

(*)  AVERAGE COST.

**   THE VALUATION OF THESE  SECURITIES HAS BEEN  DETERMINED IN GOOD FAITH UNDER
     THE DIRECTION OF THE BOARD OF DIRECTORS.

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF FINANCIAL FUTURES

June 30, 2002 (Unaudited)

                                                                 Market Value                                          Unrealized
                                                                   Covered by                                       (Depreciation)
                                            Contracts            Contracts ($)                 Expiration         at 6/30/2002 ($)
------------------------------------------------------------------------------------------------------------------------------------

FINANCIAL FUTURES LONG

Standard & Poor's 500                             306              75,742,650              September 2002              (3,160,225)

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF ASSETS AND LIABILITIES

June 30, 2002 (Unaudited)

                                                             Cost         Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of
Investments                                       1,482,858,138  1,592,838,391

Receivable for investment securities sold                            6,909,586

Dividends and interest receivable                                    1,517,637

Receivable for shares of Common Stock subscribed                        48,394

Prepaid expenses                                                        38,458

                                                                 1,601,352,466
-------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                        1,063,022

Cash overdraft due to Custodian                                        302,788

Payable for investment securities purchased                         14,364,387

Payable for shares of Common Stock redeemed                            742,520

Payable for futures variation margin--Note 4                           145,350

Accrued expenses                                                       267,872

                                                                    16,885,939
-------------------------------------------------------------------------------

NET ASSETS ($)                                                   1,584,466,527
-------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                  1,496,624,946

Accumulated undistributed investment income--net                     1,700,607

Accumulated net realized gain (loss) on investments                (20,679,054)

Accumulated net unrealized appreciation (depreciation)
  on investments [including ($3,160,225) net unrealized
  (depreciation) on financial futures]                             106,820,028
-------------------------------------------------------------------------------

NET ASSETS ($)                                                   1,584,466,527
-------------------------------------------------------------------------------

SHARES OUTSTANDING

(500 million shares of $1 par value Common Stock authorized)       179,879,755

NET ASSET VALUE, offering and redemption price per share ($)              8.81

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF OPERATIONS

Six Months Ended June 30, 2002 (Unaudited)

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INCOME:

Cash dividends (net of $82,683 foreign taxes withheld at source)    10,877,312

Interest                                                               199,711

TOTAL INCOME                                                        11,077,023

EXPENSES:

Management fee--Note 3(a)                                            5,757,194

Shareholder servicing costs--Note 3(a)                                 613,826

Custodian fees--Note 3(a)                                               66,936

Professional fees                                                       47,505

Directors' fees and expenses--Note 3(b)                                 38,681

Prospectus and shareholders' reports                                    24,344

Registration fees                                                       14,704

Loan commitment fees--Note 2                                             5,930

Miscellaneous                                                          105,667

TOTAL EXPENSES                                                       6,674,787

INVESTMENT INCOME--NET                                               4,402,236
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments:

Long transactions                                                    3,184,022

Short sale transactions                                                121,475

Net realized gain (loss) on financial futures                       (6,235,821)

NET REALIZED GAIN (LOSS)                                            (2,930,324)

Net unrealized appreciation (depreciation) on investments
  [including ($3,152,275) net unrealized (depreciation)
  on financial futures]                                           (211,640,810)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS            (214,571,134)

NET (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS            (210,168,898)

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                        The Fund

STATEMENT OF CHANGES IN NET ASSETS

                                         Six Months Ended
                                            June 30, 2002            Year Ended
                                               (Unaudited)    December 31, 2001
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                          4,402,236          12,419,827

Net realized gain (loss) on investments        (2,930,324)         (4,598,671)

Net unrealized appreciation (depreciation)
   on investments                            (211,640,810)       (230,369,311)

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                 (210,168,898)       (222,548,155)
------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS ($):

From investment income--net                    (4,713,792)        (11,457,466)

In excess of net realized gain on investments          --          (4,040,350)

TOTAL DIVIDENDS                                (4,713,792)        (15,497,816)
------------------------------------------------------------------------------

CAPITAL STOCK TRANSACTIONS ($):

Net proceeds from shares sold                 124,086,856         471,724,789

Dividends reinvested                            3,949,776          13,070,018

Cost of shares redeemed                      (192,125,895)       (623,447,123)

INCREASE (DECREASE) IN NET ASSETS
   FROM CAPITAL STOCK TRANSACTIONS            (64,089,263)       (138,652,316)

TOTAL INCREASE (DECREASE) IN NET ASSETS      (278,971,953)       (376,698,287)
------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                         1,863,438,480       2,240,136,767

END OF PERIOD                               1,584,466,527       1,863,438,480

Undistributed investment income--net            1,700,607           2,246,649
------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS (SHARES):

Shares sold                                    12,567,915          44,277,731

Shares issued for dividends reinvested            420,936           1,326,107

Shares redeemed                               (19,589,335)        (59,147,225)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING  (6,600,484)        (13,543,387)

SEE NOTES TO FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.


                                 Six Months Ended
                                    June 30, 2002                                     Year Ended December 31,
                                                       -----------------------------------------------------------------------------
                                       (Unaudited)             2001            2000            1999            1998          1997
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value,
   beginning of period                       9.99              11.20           13.28           11.52            9.93         10.82

Investment Operations:

Investment income--net                        .02(a)             .06(a)          .05(a)          .05(a)          .10           .10

Net realized and unrealized
   gain (loss) on
   investments                              (1.17)             (1.19)          (1.92)           2.65            1.60          1.01

Total from Investment
   Operations                               (1.15)             (1.13)          (1.87)           2.70            1.70          1.11

Distributions:

Dividends from investment
   income--net                               (.03)              (.06)           (.05)           (.06)           (.11)         (.08)

Dividends from net realized
   gain on investments                         --                 --            (.11)           (.88)             --         (1.78)

Dividends in excess of net
   realized gain on
   investments                                 --               (.02)           (.05)             --              --          (.14)

Total Distributions                          (.03)              (.08)           (.21)           (.94)           (.11)        (2.00)

Net asset value,
   end of period                             8.81               9.99           11.20           13.28           11.52          9.93
-----------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                           (11.57)(b)         (10.07)         (14.27)          24.07           17.15         10.75
-----------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL
   DATA (%):

Ratio of expenses to
   average net assets                         .37(b)             .73             .71             .71             .73           .71

Ratio of net investment
   income to average
   net assets                                 .25(b)             .63             .42             .43             .82           .85

Portfolio Turnover Rate                     21.02(b)           60.55           79.41           58.61          109.61        201.10
-----------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of
   period ($ x 1,000)                   1,584,467          1,863,438       2,240,137       2,830,625       2,586,645     2,628,072

(A) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(B) NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:

The Dreyfus Fund Incorporated (the "fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified open-end management investment company. The fund's investment objective is to provide investors with long-term capital growth consistent with the preservation of capital. The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. ("Mellon"), which is a wholly-owned subsidiary of Mellon Financial Corporation. Dreyfus Service Corporation (the "Distributor" ), a wholly-owned subsidiary of the Manager, is the distributor of the fund's shares, which are sold to the public without a sales charge.

The fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities (including financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Directors. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount and premium on investments, is recognized on the accrual basis. Under the terms of the custody agreement, the fund received net earnings credits of $10,067 during the period ended June 30, 2002, based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net are declared and paid on a quarterly basis. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable pro-
                                                                        The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

visions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

The fund has an unused capital loss carryover of $5,848,526 available for federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to December 31, 2001. If not applied, the carryover expires in fiscal 2009.

The tax character of distributions paid to shareholders during the fiscal year ended December 31, 2001 was as follows: ordinary income $11,457,466 and long-term capital gains $4,040,350. The tax character of current year distributions will be determined at the end of the current fiscal year.

NOTE 2--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $500 million redemption credit facility (the "Facility" ) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings. During the period ended June 30, 2002, the fund did not borrow under the Facility.

NOTE 3--Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement (the "Agreement") with the Manager, the management fee is payable monthly, based on the following annual percentages of the value of the fund's average daily net assets: .65 of 1% of the first $1.5 billion; .625 of 1% of the next $500 million; .60 of 1% of the next $500 million; and .55 of 1% over $2.5 billion.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended June 30, 2002, the fund was charged $429,381 pursuant to the transfer agency agreement.


The fund compensates Mellon under a custody agreement for providing custodial services for the fund. During the period ended June 30, 2002, the fund was charged $66,936 pursuant to the custody agreement.

(b) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Each Board member who is not an "affiliated person" as defined in the Act receives an annual fee of $45,000 and an attendance fee of $5,000 for each in person meeting and $500 for telephone meetings. These fees are allocated among the funds in the Fund Group. The Chairman of the Board receives an additional 25% of such compensation. Subject to the fund's Emeritus Program Guidelines, Emeritus Board members, if any, receive 50% of the annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status.

(c) Commencing June 13, 2002, pursuant to an exemptive order from the Securities and Exchange Commission, the fund invests it available cash balances in affiliated money market funds as shown in the fund's Statement of Investments. Management fees are not charged to these accounts. The fund derived $88,848 in income from these investments, which is included as interest income in the fund's Statement of Operations.

NOTE 4--Securities Transactions:

The following summarizes the aggregate amount of purchases and sales of investment securities and securities sold short, excluding short-term securities and financial futures, during the period ended June 30, 2002:

                                       Purchases ($)            Sales ($)
--------------------------------------------------------------------------------

Long transactions                       356,799,870          507,600,856

Short sale transactions                   4,136,000                   --

     TOTAL                              360,935,870          507,600,856

The fund is engaged in short-selling which obligates the fund to replace the security borrowed by purchasing the security at current market value. The fund would incur a loss if the price of the security increases between the date of the short sale and the date on which the
                                                                        The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

fund replaces the borrowed security. The fund would realize a gain if the price of the security declines between those dates. Until the fund replaces the borrowed security, the fund will maintain daily a segregated account with a broker or custodian, of permissible liquid assets sufficient to cover its short position. At June 30, 2002, there were no outstanding securities sold short.

The fund may invest in financial futures contracts in order to gain exposure to or protect against changes in the market. The fund is exposed to market risk as a result of changes in the value of the underlying financial instruments. Investments in financial futures require the fund to "mark to market" on a daily basis, which reflects the change in the market value of the contract at the close of each day's trading. Accordingly, variation margin payments are received or made to reflect daily unrealized gains or losses. When the contracts are closed, the fund recognizes a realized gain or loss. These investments require initial margin deposits with a broker, which consist of cash or cash equivalents, up to approximately 10% of the contract amount. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. Contracts open at June 30, 2002 are set forth in the Statement of Financial Futures.

At June 30, 2002, accumulated net unrealized appreciation on investments, was $109,980,253, consisting of $218,360,485 gross unrealized appreciation and $108,380,232 gross unrealized depreciation.

At June 30, 2002, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).


NOTES

                  For More Information

                        The Dreyfus Fund Incorporated
                        200 Park Avenue
                        New York, NY 10166

                        Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Custodian

                        Mellon Bank, N.A.
                        One Mellon Bank Center
                        Pittsburgh, PA 15258

                        Transfer Agent &
                        Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        P.O. Box 9263
                        Boston, MA 02205-8501

                        Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166




To obtain information:

BY TELEPHONE
Call 1-800-645-6561

BY MAIL  Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

BY E-MAIL  Send your request
to info@dreyfus.com

ON THE INTERNET  Information
can be viewed online
or downloaded from:

http://www.dreyfus.com

(c) 2002 Dreyfus Service Corporation                                  026SA0602